UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 20, 2006

DOMINION HOMES, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-23270	31-1393233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 Tuttle Crossing Boulevard, P.O. Box 5000, Dublin, Ohio	43016-5555
(Address of principal executive offices)	(Zip Code)

(614) 356-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

At a meeting held on March 20, 2006, the Compensation Committee (the “Committee”) of the Board of Directors of Dominion Homes, Inc. (the “Company”) took the following actions with respect to the Company’s 2006 senior management incentive compensation program:

•	Pursuant to the terms of the Company’s Incentive Growth Plan (the “Incentive Plan”), which was adopted by the Board of Directors in March 2003 and approved by the Company’s shareholders at its 2003 annual shareholder meeting, the Committee established Performance Criteria (as defined in the Incentive Plan) for Douglas G. Borror, Chief Executive Officer and Chairman of the Company, for his 2006 incentive compensation award under the Incentive Plan. Mr. Douglas Borror’s 2006 incentive compensation award potential under the Plan is based on the following Performance Criteria:

•	Corporate net income – 40% of his total award potential;

•	Corporate debt management - 40% of his total award potential; and

•	Customer satisfaction - 20% of his total award potential.

Attached hereto as Exhibit 10.1 is Mr. Borror’s 2006 Notice of Eligibility and Participation Agreement under the Incentive Plan.

•	The Committee also established performance goals and objectives based on net income, corporate debt management, and customer satisfaction for the Company’s other executive officers, which includes Jeffrey Croft, President and Chief Operating Officer, William G. Cornely, Senior Vice President of Finance and Chief Financial Officer, David S. Borror, Corporate Executive Vice President, and for other key senior management members. The goals and objectives for these individuals are the same as the Committee established for Mr. Douglas Borror pursuant to the Incentive Plan. For 2006, Mr. Croft will have a guaranteed minimum bonus of $250,000, and Mr. Cornely will have a guaranteed minimum bonus of $100,000. Attached hereto as Exhibits 10.2, 10.3 and 10.4, respectively, and incorporated by reference herein, are the 2006 incentive compensation programs for Mr. Croft, Mr. Cornely, and Mr. David Borror.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 24, 2006, the Company issued a press release regarding the nomination of Robert R. McMaster as a candidate for election as a Class I director at the Company’s 2006 Annual Meeting, and the retirement of directors Gerald E. Mayo, and C. Ronald Tilley effective at the Company’s 2006 Annual Meeting. A copy of the Company’s press release concerning this announcement is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Form of Notice of Eligibility and Participation Agreement for Douglas G. Borror.

10.2	2006 Incentive Compensation Program for Jeffrey Croft.

10.3	2006 Incentive Compensation Program for William G. Cornely.

10.4	2006 Incentive Compensation Program for David S. Borror.

99.1	Press release dated March 24, 2006.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION HOMES, INC.

By:	/s/ William G. Cornely
William G. Cornely, Senior Vice President of Finance and Chief Financial Officer

Date:	March 24, 2006